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                                                                   EXHIBIT 10.64
                                                                   -------------

                             AMENDMENT NO. 2 TO THE
                            COLE NATIONAL GROUP, INC.
                            SUPPLEMENTAL PENSION PLAN


         Cole National Group, Inc. (the "Company") hereby adopts this Amendment No. 2 to the Cole National Group, Inc. Supplemental Pension Plan, effective February 1, 1994 (the "Plan"), dated as of January 25, 2002. Words and phrases used herein with initial capital letters that are not defined herein shall have the meaning provided in the Plan.

                                   SECTION 1
                                   ---------

                  Section 3.3 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 3.3. FORM OF PAYMENT. The Supplemental Pension Benefit shall be payable in the same form and for the same duration as the benefits payable to the Participant (or Beneficiary) under the Pension Plan, unless otherwise provided in the Instrument Designating Participants or the Instrument Designating Participants of the Cole National Group, Inc. 1999 Supplemental Retirement Benefit Plan applicable to the Participant."

                                   SECTION 2
                                   ---------

                  Section 6.3 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 6.3. LIMITATIONS ON AMENDMENT AND TERMINATION. Notwithstanding the foregoing provisions of this Article, no amendment or termination of the Plan or the Pension Plan shall, without the consent of the Participant (or, in the case of his death, his Beneficiary), adversely affect (a) the vested Supplemental Pension Benefit, (b) the form and duration in which the Supplemental Pension Benefit is paid as determined under the Plan and Pension Plan or (c) any of (i) the rate of benefit accrual, (ii) the benefit or (iii) the rate of reductions for early retirement committed to under the Instrument Designating Participants or under the Instrument Designating Participants of the Cole National Group, Inc. 1999 Supplemental Retirement Benefit Plan of any Participant as such Instruments exist on the date of such amendment or termination. Individual Instruments Designating Participants may also include further restrictions on amendment of the Plan."



Dated as of January 25, 2002                   COLE NATIONAL GROUP, INC.
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                                               By: /s/Leslie D. Dunn
                                                   -----------------------------
                                               Title: Senior Vice President
                                                      --------------------------